UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported) November 7, 2007

DEUTSCHE ALT-A SECURITIES MORTGAGE LOAN TRUST, SERIES 2007-3 (Exact name of Issuing Entity as specified in its charter)
ACE SECURITIES CORP. (Exact name of Depositor as specified in its charter)
DB STRUCTURED PRODUCTS, INC. (Exact name of Sponsor as specified in its charter)
ACE SECURITIES CORP. (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-141008-11 (Commission File Number)	56-2088493 (IRS Employer ID Number)
6525 Morrison Boulevard, Suite 318 Charlotte, North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code:	(704) 365-0569
No Change (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

See Item 6.02 below.

Item 1.02 – Termination of a Material Definitive Agreement

Pursuant to the deboarding agreement, dated as of November 1, 2007, by and between DB Structured Products, Inc. (“DBSP”) and GMAC Mortgage, LLC (“GMACM”), DBSP and GMACM have agreed to terminate the Amended and Restated Servicing Agreement, dated as of January 2, 2007 as modified in accordance with the terms of an assignment, assumption and recognition agreement, dated as of September 28, 2007, among DBSP, as assignor, ACE Securities Corp. (the “Depositor”), as assignee and GMACM, with respect to the certain mortgage loans, effective as of November 1, 2007. Such termination agreement is attached hereto as Exhibit 99.1 below.

Pursuant to the deboarding agreement, dated as of November 1, 2007, by and between DB Structured Products, Inc. (“DBSP”) and Countrywide Home Loans Servicing LP (“Countrywide”), DBSP and Countrywide have agreed to terminate the Flow Servicing Agreement, dated as of June 30, 2006 as modified in accordance with the terms of an assignment, assumption and recognition agreement, dated as of September 28, 2007, among DBSP, as assignor, ACE Securities Corp. (the “Depositor”), as assignee and Countrywide, with respect to the certain mortgage loans, effective as of November 1, 2007. Such termination agreement is attached hereto as Exhibit 99.2 below.

Section 6 - Asset-Backed Securities

Item 6.02 - Change in Servicer or Trustee.

Wells Fargo Bank, N.A. (“Wells Fargo”), has agreed to service certain residential mortgage loans, effective as of November 1, 2007, for the benefit of HSBC Bank USA, National Association, as trustee (the “Trustee”) pursuant to the provisions of that certain Servicing Agreement, dated as of December 1, 2005 (attached hereto as Exhibit 99.3) by and among DBSP and Wells Fargo, as modified in accordance with the terms of the servicing agreement dated as of November 1, 2007 (attached hereto as Exhibit 99.4), among Wells Fargo and the Trustee and acknowledged and agreed to by the Depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.  The related mortgage loans were previously serviced for the benefit of the Trustee by GMACM.

GMACM, has agreed to service certain residential mortgage loans, effective as of November 1, 2007, for the benefit of HSBC Bank USA, National Association, as trustee (the “Trustee”) pursuant to the provisions of that certain Amended and Restated Servicing Agreement, dated as of January 2, 2007(attached hereto as Exhibit 99.5) between DBSP and GMACM, as modified in accordance with the terms of the addendum number one to assignment, assumption and recognition agreement dated as of November 1, 2007 (attached hereto as Exhibit 99.6), between GMACM, the Depositor and DBSP and acknowledged and agreed to by the Trustee and Wells Fargo Bank, N.A. as master servicer.  The related mortgage loans were previously serviced for the benefit of the Trustee by Countrywide.

Exhibits:

Exhibit No.

Description

99.1

Deboarding agreement, dated as of November 1, 2007, by and between DBSP and GMACM.

99.2

Deboarding agreement, dated as of November 1, 2007, by and between DBSP and Countrywide.

99.3

Servicing Agreement, dated as of December 1, 2005 by and among DBSP and Wells Fargo.*

99.4

Servicing agreement dated as of November 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by ACE Securities Corp. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.5

Amended and Restated Servicing Agreement, dated as of January 2, 2007 between DBSP and GMACM.**

99.6

Addendum number one to assignment, assumption and recognition agreement dated as of November 1, 2007 (attached hereto as Exhibit 99.6), between GMACM, the Depositor and DBSP and acknowledged and agreed to by the Trustee and Wells Fargo Bank, N.A. as master servicer.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE SECURITIES CORP.

By:/s/ Evelyn Echevarria

Name: Evelyn Echevarria

Title:   Vice President

By:/s/ Doris J. Hearn

Name: Doris J. Hearn

Title:   Vice President

Dated:  November 7, 2007

Exhibit Index

Exhibit

Exhibit No.

Description

99.1

Deboarding agreement, dated as of November 1, 2007, by and between DBSP and GMACM.

99.2

Deboarding agreement, dated as of November 1, 2007, by and between DBSP and Countrywide.

99.3

Servicing Agreement, dated as of December 1, 2005 by and among DBSP and Wells Fargo.*

99.4

Servicing agreement dated as of November 1, 2007, between Wells Fargo and the Trustee and acknowledged and agreed to by ACE Securities Corp. as depositor, DBSP as seller, and Wells Fargo Bank, N.A. as master servicer and securities administrator.

99.5

Amended and Restated Servicing Agreement, dated as of January 2, 2007 between DBSP and GMACM.**

99.6

Addendum number one to assignment, assumption and recognition agreement dated as of November 1, 2007 (attached hereto as Exhibit 99.6), between GMACM, the Depositor and DBSP and acknowledged and agreed to by the Trustee and Wells Fargo Bank, N.A. as master servicer.

*

Incorporated herein by reference to the Form 8-K filed with the SEC on July 17, 2006.

**

Incorporated herein by reference to the Form 8-K filed with the SEC on April 30, 2007.